Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-145845

February 2, 2009

iPath

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Cotton Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Cotton Total Return Sub-IndexSM ETN offers investors cost-effective exposure to cotton as measured by the Dow Jones–AIG Cotton Total Return Sub-Index SM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker BAL Intraday indicative value ticker BAL.IV Bloomberg index ticker DJAICTTR CUSIP 06739H271 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Cotton Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

30% 20% 10% 0% -10%

-20%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Cotton Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Cotton Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.38 S&P GSCI™ Total Return Index 0.19 S&P 500 Index 0.06 Lehman Brothers U.S. Aggregate Index 0.01 MSCI EAFE Index 0.25

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Cotton Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Cotton Total Return Sub-IndexSM ETN

The Dow Jones–AIG Cotton Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is a single-commodity sub-index consisting of the contract included or eligible for inclusion in the Dow Jones–AIG Commodity Index Total ReturnSM related to cotton.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Cotton Total Return Sub-IndexSM -29.95 -15.64 -17.68 29.17 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

BCY M-035-09008

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPATH

iPath®

iPath Exchange Traded Notes

iPath® CBOE S&P 500 BuyWrite IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. Investors can trade iPath ETNs on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees. The iPath® CBOE S&P 500 BuyWrite IndexSM ETN is designed to provide investors with cost-effective exposure to the CBOE S&P 500 BuyWrite IndexSM, commonly known as the BXM Index (the “Index”). The Index is designed to measure the total rate of return of a hypothetical “buy-write,” or “covered call,” strategy on the S&P 500® Index. This strategy consists of a hypothetical portfolio consisting of a “long” position indexed to the S&P 500® Index (i.e., purchasing the common stocks included in the S&P 500® Index) and the sale of a succession of one-month, at- or slightly out-of-the-money S&P 500® Index call options that are listed on the Chicago Board Options Exchange (“CBOE”).

NOTE DETAILS

Ticker BWV Intraday indicative value ticker BWV.IV Bloomberg index ticker BXM CUSIP 06739F135 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 05/22/07 Maturity date 05/28/37 Index CBOE S&P 500 BuyWrite IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

ROLLING 5-YEAR ANNUALIZED RETURNS

30

20

PERCENTAGE 10 0

-10

1994 1996 1998 2000 2002 2004 2006 2008

CBOE S&P 500 BuyWrite IndexSM S&P 500 Index Sources: S&P, CBOE, BGI.

ROLLING 5-YEAR ANNUALIZED STANDARD DEVIATION

20 18 16 14

12 PERCENTAGE 10 8

6

4

1994 1996 1998 2000 2002 2004 2006 2008

CBOE S&P 500 BuyWrite IndexSM S&P 500 Index Sources: S&P, CBOE, BGI.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

CBOE S&P 500 BuyWrite IndexSM -7.48 2.25 5.83 6.82 S&P 500 Index -21.98 0.22 5.17 10.35

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

¹ Investors may redeem at least 50,000 units of the iPath® CBOE S&P 500 BuyWrite IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® CBOE S&P 500 BuyWrite IndexSM ETN

The following is a chart of the average call premiums earned from the buy-write strategy’s deemed sale of a succession of onemonth, at-the-money or slightly out-of-the-money call options on the S&P 500® Index. This monthly deemed income component combined with the monthly return on a long position in the S&P 500® Index would equal the buy-write strategy’s monthly return.

ANNUALIZED RETURN AND STANDARD DEVIATION

14.37% 15

12.5

10.19% 10

7.5

PERCENTAGE 5.99% 5

3.06%

2.5

0

Annualized Return Annualized Standard Deviation

CBOE S&P 500 BuyWrite IndexSM

S&P 500 Index

Sources: CBOE, S&P, BGI (10 Year Period ending 09/30/08).

MONTHLY CALL PREMIUMS: CBOE S&P 500 BUYWRITE INDEXSM

(% of S&P Index underlying value)

5.0

4.0 PERCENTAGE 3.0 PREMIUM 2.0 CALL 1.0

0.0

1990 1992 1994 1996 1998 2000 2002 2004 2006

Sources: CBOE, S&P, BGI (6/02/88-09/30/08). Past performance is no guarantee of future results.

BCY M-020-09008

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

An investment in iPath ETNs linked to buy-write strategies limit participation in any appreciation of the underlying indexes above the strike price of the call options sold, but exposure to any decline in the value of the indexes will not be limited. Stock and option prices may change unpredictably, affecting the value of the buy-write strategy and, consequently, the value of your Securities in unforeseeable ways.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and “BuyWrite” and “CBOE” are trademarks of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Livestock Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Livestock Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to livestock commodities as measured by the Dow Jones–AIG Livestock Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker COW Intraday indicative value ticker COW.IV Bloomberg index ticker DJAILITR CUSIP 06739H743 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Livestock Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Cattle - Live 63.84% Lean Hogs 36.16%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Livestock Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.09 S&P GSCI™ Total Return Index 0.04 S&P GSCI™ Livestock Index 0.98 S&P 500 Index 0.02 Lehman Brothers U.S. Aggregate Index -0.15 MSCI EAFE Index 0.07

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Livestock Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Livestock Total Return Sub-IndexSM ETN

The Dow Jones–AIG Livestock Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of two livestock commodities contracts (lean hogs and live cattle) traded on U.S. exchanges.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Livestock Total Return Sub-IndexSM -23.29 -10.02 -4.06 15.85 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Livestock Index -22.82 -9.32 -3.15 15.84 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

BCY M-022-09008

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Commodity Index Total ReturnSM ETN

iPath Exchange Traded Notes (ETNs) are unsecured debt securities issued by Barclays Bank PLC that are linked to the total return of a market index. Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or early redemption¹, based on the performance of the index less investor fees. The iPath® Dow Jones–AIG Commodity Index Total ReturnSM ETN is designed to provide investors with a cost-effective investment in broad-based commodities as measured by the Dow Jones–AIG Commodity Index Total ReturnSM (the “Index”).

NOTE DETAILS

Ticker DJP Intraday indicative value ticker DJP.IV Bloomberg index ticker DJAIGTR CUSIP 06738C778 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/06/06 Maturity date 06/12/36 Index Dow Jones-AIG Commodity Index Total ReturnSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

INDEX CORRELATIONS

Dow Jones-AIG Commodity Index Total ReturnSM 1.00 S&P GSCI™ Total Return Index 0.86 S&P GSCI™ Crude Oil Total Return Index 0.70 S&P 500 Index 0.11 Lehman Brothers U.S. Aggregate Index 0.05 MSCI EAFE Index 0.40

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

INDEX COMMODITY GROUPS

Energy 35.09% Grains 19.15% Industrial Metals 17.79% Precious Metals 10.19% Softs 9.28% Livestock 8.50%

Source: Dow Jones and AIG Financial Products Corp., as of 09/30/08. Subject to change. For current commodity group weightings, please go to www.iPathETN.com.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Crude Oil Total Return Index 29.98 6.08 21.17 29.05 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Commodity Index Total ReturnSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Commodity Index Total ReturnSM ETN

The Dow Jones–AIG Commodity Index Total ReturnSM was introduced in July 1998 to provide a unique, diversified, economically rational and liquid benchmark for commodities as an asset class. The Index was created using the following four main principles as goals: economic significance (as measured by liquidity data and dollar-weighted production data of a particular commodity), diversification, continuity and liquidity. The Index currently is composed of the prices of 19 exchange traded futures contracts on physical commodities.

TOP TEN CONTRACTS INCLUDED IN THE DOW JONES-AIG COMMODITY INDEX TOTAL RETURNSM*

COMMODITY TICKER WEIGHTING TRADING FACILITY COMMODITY GROUP

Oil - WTI Crude Oil Contract CL 14.60% NYM Energy Natural Gas NG 12.08% NYM Energy Gold GC 7.91% NYM Precious Metals Aluminum AD 7.27% LME Industrial Metals Copper HG 6.75% LME Industrial Metals Soybeans S 6.67% CBT Agriculture Corn C 6.20% CBT Agriculture Cattle - Live LC 5.43% CME Livestock Oil - No. 2 Heating Oil, NY HO 4.47% NYM Energy Sugar SB 4.00% NYF Agriculture

* As of 09/30/08. Source: Dow Jones and AIG Financial Products Corp., NYM–NYMEX Division New York Mercantile Exchange, CBT–Chicago Board of Trade, CME–Chicago Mercantile Exchange, LME–London Mercantile Exchange, CMX–COMEX Division–New York Mercantile Exchange.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN ..com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

BCY M-501-09008

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath®

iPath Exchange Traded Notes

iPath® EUR/USD Exchange Rate ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® EUR/USD Exchange Rate ETN isdesigned to provide investors with cost-effective exposure to the euro/U.S. dollar exchange rate (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker ERO Intraday indicative value ticker ERO.IV Bloomberg index ticker EURUSD WMCO CUSIP 06739F184 Primary exchange NYSE Arca Yearly fee 0.40%2 Inception date 05/08/07 Maturity date 05/14/37 Index EUR/USD Exchange Rate Deposit rate EONIA-25 bps3

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX CORRELATIONS

EUR/USD Exchange Rate 1.00 S&P 500 Index 0.13 Lehman Brothers U.S. Aggregate Index 0.13 MSCI EAFE Index 0.39 S&P GSCI™ Total Return Index 0.31

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

CUMULATIVE INDEX RETURNS

100%

75% CHANGE 50% PERCENTAGE 25% 0%

-25%

2000 2001 2002 2003 2004 2005 2006 2007 2008

Sources: BGI, Reuters 1/99-12/17/08, Bloomberg 12/18/08-current (based on daily returns).

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

Index returns are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

¹ Investors may redeem at least 50,000 units of the iPath® EUR/USD Exchange Rate ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

² The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component will be calculated on a daily basis in the following manner: The accumulation component on the inception date will equal one. On each subsequent business day until maturity or early redemption, the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction. The daycount fraction on any business day will be the number of calendar days that have elapsed since the immediately preceding business day divided by 365.

³ For the iPath® EUR/USD Exchange Rate ETN, the deposit rate on any given day will be equal to the European Overnight Index Average, as reported on Reuters page EONIA or any successor page on the immediately preceding business day (the “EONIA”), minus 0.25%. The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of euros.

iPath® EUR/USD Exchange Rate ETN

The EUR/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the euro and the U.S. dollar. When the euro appreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) increases; when the euro depreciates relative to the U.S. dollar, the EUR/USD exchange rate (and the value of the Securities) decreases. The EUR/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one euro in the interbank market for settlement in two days. Effective December 18, 2008 the EUR/USD exchange rate will be the rate reported each day on Bloomberg screen EURUSD WMCO Curncy <GO> at approximately 4:00 pm, London time, or any successor page.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

EUR/USD Exchange Rate 3.76 9.05 6.68 8.05 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

An investment in iPath ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

BCY M-003-09008

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Natural Gas Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Natural Gas Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to natural gas commodities as measured by the Dow Jones–AIG Natural Gas Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker GAZ Intraday indicative value ticker GAZ.IV Bloomberg index ticker DJAINGTR CUSIP 06739H644 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Natural Gas Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

60% 40% 20% 0% -20%

-40%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Natural Gas Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Natural Gas Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.71 S&P GSCI™ Total Return Index 0.71 S&P GSCI™ Energy Index 0.72 S&P 500 Index 0.02 Lehman Brothers U.S. Aggregate Index 0.01 MSCI EAFE Index 0.16

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Natural Gas Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Natural Gas Total Return Sub-IndexSM ETN

The Dow Jones–AIG Natural Gas Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index includes the contract in the Dow Jones-AIG Commodity IndexSM that relates to a single commodity, natural gas (currently the Henry Hub Natural Gas futures contract traded on the NYMEX).

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Natural Gas Total Return Sub-IndexSM -14.38 -44.95 -20.93 52.08 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Energy Index 25.03 -2.65 15.89 29.82 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on natural gas may be subject to a number of additional factors specific to energy-related commodities that might cause price volatility. These include changes in the level of industrial and commercial activity with high levels of energy demand; disruptions in the supply chain or in the production or supply of other energy sources; price changes in alternative sources of energy; adjustments to inventory; variations in production and shipping costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-021-09008

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

BARCLAYS

iPath®

iPath®

iPath Exchange Traded Notes

iPath® GBP/USD Exchange Rate ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® GBP/USD Exchange Rate ETN is designed to provide investors with cost-effective exposure to the British pound/U.S. dollar exchange rate (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker GBB Intraday indicative value ticker GBB.IV Bloomberg index ticker GBPUSD WMCO CUSIP 06739F176 Primary exchange NYSE Arca Yearly fee 0.40%2 Inception date 05/08/07 Maturity date 05/14/37 Index GBP/USD Exchange Rate Deposit rate SONIA-25 bps3

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX CORRELATIONS

GBP/USD Exchange Rate 1.00 S&P 500 Index 0.12 Lehman Brothers U.S. Aggregate Index 0.05 MSCI EAFE Index 0.38 S&P GSCI™ Total Return Index 0.24

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

CUMULATIVE INDEX RETURNS

120%

100%

CHANGE 80% 60%

40% PERCENTAGE 20% 0%

-20%

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Sources: BGI, Reuters 1/99-12/17/08, Bloomberg 12/18/08-current (based on daily returns).

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

Index returns are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

¹ Investors may redeem at least 50,000 units of the iPath® GBP/USD Exchange Rate ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

² The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component will be calculated on a daily basis in the following manner: The accumulation component on the inception date will equal one. On each subsequent business day until maturity or early redemption, the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction. The daycount fraction on any business day will be the number of calendar days that have elapsed since the immediately preceding business day divided by 365.

³ For the iPath® GBP/USD Exchange Rate ETN, the deposit rate on any given day will be equal to the Sterling Overnight Index Average, as reported on Reuters page SONIA or any successor page on the immediately preceding business day (the “SONIA”), minus 0.25%. The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of British pounds.

iPath® GBP/USD Exchange Rate ETN

The GBP/USD exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the British pound and the U.S. dollar. When the British pound appreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) increases; when the British pound depreciates relative to the U.S. dollar, the GBP/USD exchange rate (and the value of the Securities) decreases. The GBP/USD exchange rate is expressed as a rate that reflects the number of U.S. dollars that can be exchanged for one British pound in the interbank market for settlement in two days. Effective December 18, 2008 the GBP/USD exchange rate will be the rate reported each day on Bloomberg screen GBPUSD WMCO Curncy <GO> at approximately 4:00 pm, London time, or any successor page.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

GBP/USD Exchange Rate -6.88 5.66 6.22 7.70 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

An investment in iPath ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-002-09008

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

BARCLAYS

iPath®

iPath®

iPath Exchange Traded Notes

iPath® Global Carbon ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. Investors can trade iPath ETNs on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the index, less investor fees. The iPath® Global Carbon ETN is designed to provide investors with cost-effective exposure to the Barclays Capital Global Carbon Index Total Return™ (the “Index”).

NOTE DETAILS

Ticker GRN Intraday indicative value ticker GRN.IV Bloomberg index ticker BXIIGCUT CUSIP 06739H164 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Barclays Capital Global Carbon Index Total Return™

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

EUA 78.99% CER 21.01%

Source: Barclays Capital as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

The index is composed of exposures to European Union Allowances (EUA) and certified Emission Reductions (CER) credits which represent two of the most liquid and tradable credits in the carbon emission market.

INDEX CORRELATIONS

Barclays Capital Global Carbon Index Total Return™ 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.49 S&P 500 Index 0.31 Lehman Brothers U.S. Aggregate Index 0.00 MSCI EAFE Index 0.44 MSCI ACWI Index 0.43 MSCI Emerging Markets IndexSM 0.38 Russell 2000 Index 0.19

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (06/07-06/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Global Carbon ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Global Carbon ETN

The Barclays Capital Global Carbon Index Total Return™ (“BCGCITR”) is designed to measure the performance of the most liquid carbon-related credit plans and is designed to be an industry benchmark for carbon investors. Each carbon–related credit plan included in the BCGCITR is represented by the most liquid instrument available in the marketplace. The BCGCITR expects to incorporate new carbon-related credit plans as they develop around the world. The BCGCITR currently includes two carbon-related credit plans: European Union Emission Trading Scheme or EU ETS Phase II and Kyoto Protocol’s Clean Development Mechanism.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 3-MONTH % 6-MONTH RETURN % 1-YEAR RETURN % 5-YEAR STANDARD DEVIATION %

Barclays Capital Global Carbon Index Total Return™ -19.64 5.27 7.83 n/a Dow Jones-AIG Commodity Index Total ReturnSM -27.70 -16.07 -3.66 17.13 S&P 500 Index -8.37 -10.87 -21.98 10.35 Lehman Brothers U.S. Aggregate Index -0.49 -1.50 3.65 3.09 MSCI EAFE Index -20.56 -22.35 -30.50 13.73 MSCI ACWI Index -16.61 -17.92 -26.87 12.28 MSCI Emerging Markets IndexSM -26.95 -27.58 -33.20 21.50 Russell 2000 Index -1.11 -0.54 -14.48 14.67

Based on annualized monthly returns, calculated for time period of 6/30/07-09/30/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN ..com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

An investment in iPath ETNs linked to the performance of the Barclays Capital Global Carbon Index Total ReturnTM is subject to risks associated with fluctuations, particularly a decline, in the performance of the index caused by unpredictable volatility and movement in the prices of the index components. Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Market prices of the index components may fluctuate rapidly based on numerous factors including but not limited to changes in supply and demand, domestic and foreign political or government actions and technological developments. These factors could adversely affect the value of the Index and, therefore, the value of your Securities.

Cap & Trade mechanisms have arisen primarily due to relative international consensus on the correlation between the rise in Green house gas emissions and the onset of Global Warming. Accordingly, changes in regulation and enforcement of Cap & Trade mechanisms as a result of changes in international consensus can adversely affect market behavior and the value of the Securities.

“Barclays Capital Global Carbon IndexTM” and “Barclays Capital Global Carbon Index Total ReturnTM” are trademarks of Barclays Bank PLC and have been licensed for use by Barclays Capital in connection with the calculation of the Index.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-033-09008

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath Exchange Traded Notes

iPath® S&P GSCI™ Total Return Index ETN

iPath Exchange Traded Notes (ETNs) are unsecured debt securities issued by Barclays Bank PLC that are linked to the total return of a market index. Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or early redemption¹, based on the performance of the index less investor fees. The iPath® S&P GSCI™ Total Return Index ETN is designed to provide investors with cost-effective exposure to broad-based commodities as measured by the S&P GSCI™ Total Return Index (the “Index”).

NOTE DETAILS

Ticker GSP Intraday indicative value ticker GSP.IV Bloomberg index ticker GSCITR CUSIP 06738C794 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/06/06 Maturity date 06/12/36 Index S&P GSCI™ Total Return Index

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX COMMODITY GROUPS

Energy 76.15% Agriculture 12.32% Industrial Metals 6.34% Livestock 3.36% Precious Metals 1.82%

Source: S&P as of 09/30/08. Subject to change. For current commodity group weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

S&P GSCI™ Total Return Index 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.86 S&P GSCI™ Crude Oil Total Return Index 0.94 S&P 500 Index 0.00 Lehman Brothers U.S. Aggregate Index -0.02 MSCI EAFE Index 0.29

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Crude Oil Total Return Index 29.98 6.08 21.17 29.05 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

¹ Investors may redeem at least 50,000 units of the iPath® S&P GSCI™ Total Return Index ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® S&P GSCI™ Total Return Index ETN

The S&P GSCI™ Total Return Index reflects the excess returns that are potentially available through an unleveraged investment in the contracts comprising the S&P GSCI™ Index, plus the Treasury bill rate of interest that could be earned on funds committed to the trading of the underlying contracts. The Index is a production-weighted index of the prices of a diversified basket of 24 futures contracts on physical commodities traded on trading facilities in major industrialized countries.

TOP TEN CONTRACTS INCLUDED IN THE S&P GSCI™ TOTAL RETURN INDEX*

COMMODITY TICKER WEIGHTING TRADING FACILITY COMMODITY GROUP

Oil - WTI Crude Oil Contract CL 40.48% NYM Energy Oil - Brent Crude Oil LCO 14.52% ICE Energy Natural Gas NG 5.83% NYM Energy Oil - No. 2 Heating Oil, NY HO 5.43% NYM Energy Oil - Gasoil LGO 5.35% ICE Energy RBOB RB 4.40% NYM Energy Corn C 3.31% CBT Agriculture Wheat - Chicago W 3.25% CBT Agriculture Copper - Grade A IC 2.67% LME Industrial Metals High Grade Primary Aluminum IA 2.28% LME Industrial Metals

* As of 09/30/08. Source: Dow Jones and AIG Financial Products Corp., NYM–NYMEX Division New York Mercantile Exchange, CBT-Chicago Board of Trade, CME-Chicago Mercantile Exchange, LME-London Mercantile Exchange, CMX-COMEX Division-New York Mercantile Exchange.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

“Standard & Poor’s®,” “S&P®,” “GSCI®,” “S&P GSCI™,” “S&P GSCI™ Index,” “S&P GSCI™ Total Return Index,” “S&P GSCI™ Crude Oil Total Return Index” and “S&P GSCI™ Commodity Index” are trademarks or service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays Bank PLC in connection with the Securities. The S&P GSCI™ Index, the S&P GSCI™ Total Return Index, the S&P GSCI™ Crude Oil Total Return Index, and S&P GSCI™ Commodity Index are not owned, endorsed, or approved by or associated with Goldman Sachs & Co. or its affiliated companies. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. or any of its affiliates (“Standard & Poor’s”). Standard & Poor’s does not make any representation or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities particularly or the ability of the S&P GSCI™ Index or any of its subindexes to track general commodity market performance.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-502-09008

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath Exchange Traded Notes

iPath® Optimized Currency Carry ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or through early redemption¹, based on the performance of the index less investor fees. The iPath® Optimized Currency Carry ETN is designed to provide investors with cost-effective exposure to the Barclays Intelligent Carry Index™.

NOTE DETAILS

Ticker ICI Intraday indicative value ticker ICI.IV Bloomberg index ticker BXIICIUS CUSIP 06739H412 Primary exchange NYSE Arca Yearly fee 0.65%* Inception date 01/31/08 Maturity date 01/28/38 Index Barclays Intelligent Carry Index™

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

CUMULATIVE INDEX RETURNS

160%

140%

120% CHANGE 100% 80%

60% PERCENTAGE 40% 20%

0%

-20%

2001 2002 2003 2004 2005 2006 2007 2008

As of 09/30/08 (daily returns). Index returns prior to 9/25/06 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

CURRENCY BREAKDOWN

100

(%) 82.57

50

23.94 13.05 8.96

19.29 3.01 0

WEIGHTINGS EUR GBP NOK JPY NZD AUD SEK CAD USD CHF -18.29 -23.87 CURRENCY -50 -35.64 -73.00 -100

Source: Barclays Capital as of 8/15/2008.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX CORRELATIONS

Barclays Intelligent Carry Index™ 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.14 S&P 500 Index 0.29 Lehman Brothers U.S. Aggregate Index -0.07 MSCI EAFE Index 0.31

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Optimized Currency Carry ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Optimized Currency Carry ETN

The Barclays Intelligent Carry Index™ adopts an innovative strategy to enable investors to capture returns from foreign currency markets. The index is designed to reflect the total return of an “Intelligent Carry Strategy,” which, through an objective and systematic methodology, seeks to capture the returns that are potentially available from a strategy of investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies sometimes referred to as the “carry trade.” The pool of currencies to which the index may apply these strategies is commonly referred to as the “G10 currencies” and includes the U.S. dollar, the euro, the Japanese yen, the Canadian dollar, the Swiss franc, the British pound sterling, the Australian dollar, the New Zealand dollar, the Norwegian krone and the Swedish krona.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Barclays Intelligent Carry Index™ -8.46 5.03 6.58 6.06 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

An investment in iPath ETNs linked to the performance of the Barclays Intelligent Carry Index™ is subject to risks associated with fluctuations, particularly a decline, in the value of the index. Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the index strategy, the level of the index and the market value of the securities will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the index strategy, the level of the index, and the market value of the securities, will decline. Factors that may contribute to volatile fluctuations in the index include exchange rates applicable to the index constituent currencies, interest rates applicable to the constituent currencies, the prevailing interest rate environment, and global or regional economic, financial, political, regulatory, geographical or judicial events that affect exchange rates and interest rates.

Barclays Intelligent Carry IndexTM and the USD Intelligent Carry IndexTM are trademarks of Barclays Bank PLC and have been licensed for use by Barclays Capital in connection with the calculation of the Index.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-026-09008

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath

iPath Exchange Traded Notes

iPath® MSCI India IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® MSCI India IndexSM ETN is designed to provide investors with cost-effective exposure to Indian equity securities as measured by the MSCI India Total Return IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption1, based on the performance of the Index less investor fees

NOTE DETAILS

Ticker INP Intraday indicative value ticker INP.IV Bloomberg index ticker NDEUSIA CUSIP 06739F291 Primary exchange NYSE Arca Yearly fee 0.89%* Inception date 12/19/06 Maturity date 12/18/36 Index MSCI India Total Return IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

INDEX CORRELATIONS

MSCI India Total Return IndexSM 1.00 S&P 500 Index 0.70 Lehman Brothers U.S. Aggregate Index 0.09 MSCI EAFE Index 0.73 MSCI Emerging Markets IndexSM 0.77

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

INDEX SECTOR BREAKDOWN

Financials 23.98% Energy 23.20% Information Technology 13.61% Industrials 9.26% Materials 7.70% Consumer Staples 6.38% Utilities 5.77% Health Care 3.82% Consumer Discretionary 3.23% Telecommunication Services 3.05%

Sources: Dow Jones, AIG-FP, S&P, MSCI Inc., as of 09/30/08. Subject to change. For current sector weightings, please go to www.iPathETN.com.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

MSCI India Total Return IndexSM -37.78 12.57 23.22 29.51 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73 MSCI Emerging Markets IndexSM -33.20 8.37 18.67 21.50

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

¹ Investors may redeem at least 50,000 units of the iPathSM MSCI India IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus. A redemption charge of 0.125% times the daily redemption value will apply. The redemption charge is a one-time charge imposed upon early redemption and is intended to allow the issuer to recoup brokerage and other transaction costs incurred in connection with early redemption.

iPath® MSCI India IndexSM ETN

The MSCI India Total Return IndexSM is a free float-adjusted market capitalization index that is designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The Index seeks to represent approximately 85% of the free float-adjusted market capitalization of equity securities by industry group within India. As of September 30, 2008, the Index was comprised of 61 companies listed on the National Stock Exchange of India. The Index is calculated by Morgan Stanley Capital International (MSCI) and is denominated in U.S. dollars.

TOP TEN CONSTITUENTS IN THE MSCI INDIA TOTAL RETURN INDEXSM

RELIANCE INDUSTRIES LIMITED 16.65% INFOSYS TECHNOLOGIES LTD 8.35% HOUSING DEVELOPMENT FINANCE 5.89% ICICI BANK LTD 5.36% HDFC BANK LIMITED 4.39% OIL & NATURAL GAS CORP LTD 3.76% LARSEN & TOUBRO LIMITED 3.17% HINDUSTAN UNILEVER LIMITED 2.87% RELIANCE COMMUNICATION LTD 2.70% ITC LTD 2.68%

Source: MSCI Inc., as of 09/30/08. Subject to change.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

Subject to requirements described in the prospectus, the Securities may be redeemed with the issuer in large, institutional blocks (typically, 50,000 Securities). A redemption charge will apply.

An investment in the iPath ETNs linked to the MSCI India Total Return IndexSM may carry risks similar to a concentrated securities investment in a single region. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Securities focusing on a single country may be subject to higher volatility.

The MSCI indexes are the exclusive property of Morgan Stanley Capital International Inc. (“MSCI”). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The Pricing Supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-013-09008

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Agriculture Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Agriculture Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to agricultural commodities as measured by the Dow Jones–AIG Agriculture Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJA Intraday indicative value ticker JJA.IV Bloomberg index ticker DJAIGAGT CUSIP 06739H206 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Agriculture Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Soybeans 23.48% Corn 21.79% Sugar 14.08% Wheat—Chicago 13.03% Coffee 10.97% Soybean Oil 9.07% Cotton #2 7.58%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Agriculture Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.58 S&P GSCI™ Total Return Index 0.26 S&P GSCI™ Agriculture Index 0.97 S&P 500 Index 0.12 Lehman Brothers U.S. Aggregate Index 0.11 MSCI EAFE Index 0.26

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Agriculture total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Agriculture Total Return Sub-IndexSM ETN

The Dow Jones–AIG Agriculture Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of seven futures contracts on agricultural commodities traded on U.S. exchanges.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Agriculture Total Return Sub-IndexSM -6.20 9.54 3.78 22.72 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Agriculture Index -13.12 7.96 0.76 22.45 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components concentrated in futures contracts on agricultural products, may be subject to a number of additional factors specific to agricultural products that might cause price volatility. These include weather conditions, including floods, drought and freezing conditions; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. “Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-016-09008

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Copper Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Copper Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to copper as measured by the Dow Jones–AIG Copper Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJC Intraday indicative value ticker JJC.IV Bloomberg index ticker DJAIHGTR CUSIP 06739F101 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Copper Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

40% 30% 20% 10% 0% -10%

-20%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Copper Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Copper Total Return Sub-IndexSM 1.00 Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM 0.89 Dow Jones-AIG Commodity Index Total ReturnSM 0.57 S&P GSCI™ Total Return Index 0.40 S&P GSCI™ Industrial Metals Index 0.89 S&P 500 Index 0.18 Lehman Brothers U.S. Aggregate Index 0.01 MSCI EAFE Index 0.37

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Copper Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Copper Total Return Sub-IndexSM ETN

The Dow Jones–AIG Copper Total Return Sub-IndexSM is a sub-index of the Dow Jones-AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index includes the contract in the Dow Jones–AIG Commodity IndexSM that relates to a single commodity, copper (currently the Copper High Grade futures contract traded on the COMEX).

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Copper Total Return Sub-IndexSM -19.92 25.20 36.35 29.97 Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM -23.92 18.81 23.48 23.34 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Industrial Metals Index -23.14 18.48 24.15 22.59 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN ..com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on copper, which is an industrial metal, may be subject to a number of additional factors specific to industrial metals that might cause price volatility. These include changes in the level of industrial activity using industrial metals (including the availability of substitutes such as man-made or synthetic substitutes); disruptions in the supply chain, from mining to storage to smelting or refining; adjustments to inventory; variations in production costs, including storage, labor and energy costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. “Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-019-09008

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Energy Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Energy Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to energy-related commodities as measured by the Dow Jones–AIG Energy Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJE Intraday indicative value ticker JJE.IV Bloomberg index ticker DJAIENTR CUSIP 06739H750 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Energy Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Oil—WTI Crude Oil Contract 41.60% Natural Gas 34.41% Oil—No. 2 Heating Oil, NY 12.74% RBOB 11.25%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Energy Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.81 S&P GSCI™ Total Return Index 0.94 S&P GSCI™ Energy Index 0.96 S&P 500 Index 0.00 Lehman Brothers U.S. Aggregate Index -0.04 MSCI EAFE Index 0.23

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Energy Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Energy Total Return Sub-IndexSM ETN

The Dow Jones-AIG Energy Total Return Sub-IndexSM is a sub-index of the Dow Jones-AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on case collateral invested in specified Treasury Bills. The Index is currently composed of four energy-related commodities contracts (crude oil, heating oil, natural gas and unleaded gasoline) traded on U.S. exchanges.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Energy Total Return Sub-IndexSM 10.57 -16.59 6.99 33.13 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Energy Index 25.03 -2.65 15.89 29.82 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on energy-related commodities may be subject to a number of additional factors specific to energy-related commodities that might cause price volatility. These include changes in the level of industrial and commercial activity with high levels of energy demand; disruptions in the supply chain or in the production or supply of other energy sources; price changes in alternative sources of energy; adjustments to inventory; variations in production and shipping costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BCY M-023-09008

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Grains Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Grains Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to grain commodities as measured by the Dow Jones–AIG Grains Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJG Intraday indicative value ticker JJG.IV Bloomberg index ticker DJAIGRTR CUSIP 06739H305 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Grains Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Soybeans 40.26% Corn 37.38% Wheat—Chicago 22.36%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Grains Total Return Sub-IndexSM 1.00 Dow Jones-AIG Agriculture Total Return Sub-IndexSM 0.95 Dow Jones-AIG Commodity Index Total ReturnSM 0.50 S&P GSCI™ Total Return Index 0.18 S&P GSCI™ Agriculture Index 0.95 S&P 500 Index 0.15 Lehman Brothers U.S. Aggregate Index 0.15 MSCI EAFE Index 0.22

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Grains Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Grains Total Return Sub-IndexSM ETN

The Dow Jones–AIG Grains Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of three futures contracts on grains traded on U.S. exchanges.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08)

1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION

ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Grains Total Return Sub-IndexSM -6.44 14.36 4.16 26.96

Dow Jones-AIG Agriculture Total Return Sub-IndexSM -6.20 9.54 3.78 22.72

Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13

S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94

S&P GSCI™ Agriculture Index -13.12 7.96 0.76 22.45

S&P 500 Index -21.98 0.22 5.17 10.35

Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09

MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering. Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components concentrated in futures contracts on grains, which are agricultural products, may be subject to a number of additional factors specific to agricultural products that might cause price volatility. These include weather conditions, including floods, drought and freezing conditions; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to industrial metals commodities as measured by the Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJM

Intraday indicative value ticker JJM.IV

Bloomberg index ticker DJAIINTR

CUSIP 06738G407

Primary exchange NYSE Arca

Yearly fee 0.75%*

Inception date 10/23/07

Maturity date 10/22/37

Index Dow Jones-AIG Industrial Metals Total

Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-

Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Aluminum 40.88% Copper 37.95% Zinc 11.99% Primary Nickel 9.18%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM 1.00

Dow Jones-AIG Commodity Index Total ReturnSM 0.61

S&P GSCI™ Total Return Index 0.35

S&P GSCI™ Industrial Metals Index 0.99

S&P 500 Index 0.27

Lehman Brothers U.S. Aggregate Index 0.05

MSCI EAFE Index 0.47

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc.,

Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM ETN

The Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of four futures contracts on industrial metals, three of which (aluminum, nickel and zinc) are traded on the London Metal Exchange and the other of which (copper) is traded on the COMEX division of the New York Mercantile Exchange.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08)

1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION

ANNUALIZED ANNUALIZED% ANNUALIZED*

Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM -23.92 18.81 23.48 23.34

Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13

S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94

S&P GSCI™ Industrial Metals Index -23.14 18.48 24.15 22.59

S&P 500 Index -21.98 0.22 5.17 10.35

Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09

MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals may be subject to a number of additional factors specific to industrial metals that might cause price volatility. These include changes in the level of industrial activity using industrial metals (including the availability of substitutes such as man-made or synthetic substitutes); disruptions in the supply chain, from mining to storage to smelting or refining; adjustments to inventory; variations in production costs, including storage, labor and energy costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total

Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Nickel Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Nickel Total Return Sub-IndexSM ETN is designed to provide investors with cost-effective exposure to nickel as measured by the Dow Jones–AIG Nickel Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJN Intraday indicative value ticker JJN.IV Bloomberg index ticker DJAINITR CUSIP 06739F119 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 10/23/07 Maturity date 10/22/37 Index Dow Jones-AIG Nickel Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

40% 30% 20% 10% 0% -10% -20%

-30%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Nickel Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Nickel Total Return Sub-IndexSM 1.00 Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM 0.70 Dow Jones-AIG Commodity Index Total ReturnSM 0.38 S&P GSCI™ Total Return Index 0.17 S&P GSCI™ Industrial Metals Index 0.67 S&P 500 Index 0.39 Lehman Brothers U.S. Aggregate Index 0.22 MSCI EAFE Index 0.43

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Nickel Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Nickel Total Return Sub-IndexSM ETN

The Dow Jones–AIG Nickel Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity IndexSM and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index includes the contract in the Dow Jones–AIG Commodity IndexSM that relates to a single commodity - nickel (currently the Primary Nickel futures contract traded on the London Metal Exchange).

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Nickel Total Return Sub-IndexSM -48.35 13.80 17.09 45.62 Dow Jones-AIG Industrial Metals Total Return Sub-IndexSM -23.92 18.81 23.48 23.34 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P GSCI™ Industrial Metals Index -23.14 18.48 24.15 22.59 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on nickel, which is an industrial metal, may be subject to a number of additional factors specific to industrial metals that might cause price volatility. These include changes in the level of industrial activity using industrial metals (including the availability of substitutes such as man-made or synthetic substitutes); disruptions in the supply chain, from mining to storage to smelting or refining; adjustments to inventory; variations in production costs, including storage, labor and energy costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. “Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return

Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Precious Metals Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Precious Metals Total Return Sub-IndexSM ETN offers investors cost-effective exposure to precious metals as measured by the Dow Jones–AIG Precious Metals Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJP Intraday indicative value ticker JJP.IV Bloomberg index ticker DJAIPRTR CUSIP 06739H248 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Precious Metals Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day)

divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Gold 77.57% Silver 22.43%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Precious Metals Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.55 S&P GSCI™ Total Return Index 0.33 S&P 500 Index -0.01 Lehman Brothers U.S. Aggregate Index 0.18 MSCI EAFE Index 0.23

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Precious Metals Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Precious Metals Total Return Sub-IndexSM ETN

The Dow Jones–AIG Precious Metals Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Precious Metals Total Return Sub-IndexSM is a multiple commodity sub-index consisting of the contracts included in the Dow Jones-AIG Commodity Index Total ReturnSM related to precious metals. Contracts for two commodities are currently included in the Dow Jones–AIG Precious Metals Total Return Sub–IndexSM: gold and silver.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Precious Metals Total Return Sub-IndexSM 7.94 20.55 17.31 19.44 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.comipath

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Softs Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Softs Total

Return Sub-IndexSM ETN offers investors cost-effective exposure to softs commodities as measured by the Dow Jones–AIG Softs Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJS Intraday indicative value ticker JJS.IV Bloomberg index ticker DJAISOTR CUSIP 06739H230 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Softs Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX SECTOR BREAKDOWN

Sugar 43.16% Coffee 33.61% Cotton #2 23.22%

Sources: Dow Jones, AIG–FP as of 09/30/08. Subject to change. For current weightings, please go to www.iPathETN.com.

INDEX CORRELATIONS

Dow Jones-AIG Softs Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.50 S&P GSCI™ Total Return Index 0.31 S&P 500 Index -0.04 Lehman Brothers U.S. Aggregate Index -0.01 MSCI EAFE Index 0.19

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Softs Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus. Path®

iPath® Dow Jones-AIG Softs Total Return Sub-IndexSM ETN

The Dow Jones–AIG Softs Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Softs Total Return Sub-IndexSM is a multiple-commodity sub-index consisting of the contracts included in the Dow Jones–AIG Commodity Index Total ReturnSM related to soft products. Contracts for three commodities are currently included in the Dow Jones–AIG Softs Total Return Sub-IndexSM: coffee, cotton and sugar.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Softs Total Return Sub-IndexSM -12.40 -6.37 -4.09 22.16 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com ipath

iPath Exchange Traded Notes iPath®

iPath® Dow Jones-AIG Tin Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Tin Total Return Sub-IndexSM ETN offers investors cost-effective exposure to tin as measured by the Dow Jones–AIG Tin Total Return Sub-Index SM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJT Intraday indicative value ticker JJT.IV Bloomberg index ticker DJAISNTR CUSIP 06739H198 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Tin Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

30% 20% 10% 0% -10%

-20%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Tin Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Tin Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.45 S&P GSCI™ Total Return Index 0.35 S&P 500 Index 0.08 Lehman Brothers U.S. Aggregate Index 0.12 MSCI EAFE Index 0.33

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Tin Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Tin Total Return Sub-IndexSM ETN

The Dow Jones–AIG Tin Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Tin Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of tin, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Tin Total Return Sub-IndexSM 13.30 43.66 35.41 28.64 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman

Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN ..com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding

U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”,

“Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com Ipath

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Aluminum Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Aluminum Total Return Sub-IndexSM ETN offers investors cost-effective exposure to aluminum as measured by the Dow Jones–AIG Aluminum Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JJU Intraday indicative value ticker JJU.IV Bloomberg index ticker DJAIALTR CUSIP 06739H321 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Aluminum Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

20% 10% 0% -10%

-20%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Aluminum Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Aluminum Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.54 S&P GSCI™ Total Return Index 0.29 S&P 500 Index 0.16 Lehman Brothers U.S. Aggregate Index -0.04 MSCI EAFE Index 0.37

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Aluminum Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to procedures described in the relevant prospectus. iPath®

iPath® Dow Jones-AIG Aluminum Total Return Sub-IndexSM ETN

The Dow Jones–AIG Aluminum Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Aluminum Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of aluminum, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Aluminum Total Return Sub-IndexSM -8.55 8.80 11.42 18.92 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Coffee Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Coffee Total Return Sub-IndexSM ETN offers investors cost-effective exposure to coffee as measured by the Dow Jones–AIG Coffee Total Return Sub-Index SM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JO Intraday indicative value ticker JO.IV Bloomberg index ticker DJAIKCTR CUSIP 06739H297 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Coffee Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

60% 40% 20% 0% -20%

-40%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Coffee Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Coffee Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.37 S&P GSCI™ Total Return Index 0.19 S&P 500 Index 0.12 Lehman Brothers U.S. Aggregate Index 0.04 MSCI EAFE Index 0.23

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03 - 09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Coffee Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Coffee Total Return Sub-IndexSM ETN

The Dow Jones–AIG Coffee Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Coffee Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of coffee, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Coffee Total Return Sub-IndexSM -7.53 1.23 2.44 32.12 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return

Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath®

iPath Exchange Traded Notes

iPath® JPY/USD Exchange Rate ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® JPY/USD Exchange Rate ETN is designed to provide investors with cost-effective exposure to the Japanese yen/U.S. dollar exchange rate (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or at early redemption¹, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker JYN Intraday indicative value ticker JYN.IV Bloomberg index ticker USDJPY WMCO CUSIP 06739G851 Primary exchange NYSE Arca Yearly fee 0.40%2 Inception date 05/08/07 Maturity date 05/14/37 Index JPY/USD Exchange Rate Deposit rate Mutan-25 bps3

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

INDEX CORRELATIONS

JPY/USD Exchange Rate 1.00 S&P 500 Index -0.28 Lehman Brothers U.S. Aggregate Index 0.38 MSCI EAFE Index -0.13 S&P GSCI™ Total Return Index -0.06

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

CUMULATIVE INDEX RETURNS

20%

10% CHANGE 0% PERCENTAGE -10% -20%

-30%

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Sources: BGI, Reuters 1/99-12/17/08, Bloomberg 12/18/08-current (based on daily returns).

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

Index returns are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

¹ Investors may redeem at least 50,000 units of the iPath® JPY/USD Exchange Rate ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

² The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component will be calculated on a daily basis in the following manner: The accumulation component on the inception date will equal one. On each subsequent business day until maturity or early redemption, the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant daycount fraction. The daycount fraction on any business day will be the number of calendar days that have elapsed since the immediately preceding business day divided by 365.

³ For the iPath® JPY/USD Exchange Rate ETN, the deposit rate on any given day will be equal to the Bank of Japan’s uncollateralized overnight call rate, as reported on Reuters page TONAT or any successor page on the immediately preceding business day (the “Mutan rate”), minus 0.25%. The deposit rate is intended to represent the actual rate that would be paid by a bank on an overnight deposit of Japanese yen.

iPath® JPY/USD Exchange Rate ETN

The U.S. dollar/Japanese yen exchange rate is a foreign exchange spot rate that measures the relative values of two currencies, the Japanese yen and the U.S. dollar. When the Japanese yen appreciates relative to the U.S. dollar, the U.S. dollar/Japanese yen exchange rate decreases, the JPY/USD exchange rate increases and the value of the Securities increases; when the Japanese yen depreciates relative to the U.S. dollar, the U.S. dollar/Japanese yen exchange rate increases, the JPY/USD exchange rate decreases and the value of the Securities decreases. The JPY/USD exchange rate is determined by dividing one by the U.S. dollar/Japanese yen exchange rate and truncating the quotient to ten decimal places. Effective December 18, 2008 the U.S. dollar/Japanese yen exchange rate will be the rate reported each day on Bloomberg screen USDJPY WMCO Curncy <GO> at approximately 4:00 pm, London time, or any successor page.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

JPY/USD Exchange Rate 9.76 2.57 0.88 8.27 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN ..com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

An investment in iPath ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Lead Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Lead Total Return Sub-IndexSM ETN offers investors cost-effective exposure to lead as measured by the Dow Jones–AIG Lead Total Return Sub-Index SM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker LD Intraday indicative value ticker LD.IV Bloomberg index ticker DJAIPBTR CUSIP 06739H263 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Lead Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

30% 20% 10% 0% -10% -20%

-30%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Lead Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Lead Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.19 S&P GSCI™ Total Return Index 0.01 S&P 500 Index 0.31 Lehman Brothers U.S. Aggregate Index 0.10 MSCI EAFE Index 0.36

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Lead Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Lead Total Return Sub-IndexSM ETN

The Dow Jones–AIG Lead Total Return Sub-IndexSM is a sub-index of the Dow Jones-AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Lead Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of lead, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Lead Total Return Sub-IndexSM -44.47 33.63 40.48 38.80 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Cocoa Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Cocoa Total Return Sub-IndexSM ETN offers investors cost-effective exposure to cocoa as measured by the Dow Jones–AIG Cocoa Total Return Sub-Index SM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker NIB Intraday indicative value ticker NIB.IV Bloomberg index ticker DJAICCTR CUSIP 06739H313 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Cocoa Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

40% 30% 20% 10% 0% -10% -20%

-30%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Cocoa Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Cocoa Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.43 S&P GSCI™ Total Return Index 0.32 S&P 500 Index -0.06 Lehman Brothers U.S. Aggregate Index 0.03 MSCI EAFE Index 0.10

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Cocoa Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® Dow Jones-AIG Cocoa Total Return Sub-IndexSM ETN

The Dow Jones–AIG Cocoa Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Cocoa Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of cocoa, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Cocoa Total Return Sub-IndexSM 21.92 16.85 5.80 29.19 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com

iPath Exchange Traded Notes

iPath® S&P GSCI™ Crude Oil Total Return Index ETN

iPath Exchange Traded Notes (ETNs) are unsecured debt securities issued by Barclays Bank PLC that are linked to the total return of a market index. Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or early redemption¹, based on the performance of the index less investor fees. The iPath® S&P GSCI™ Crude Oil Total Return Index ETN is designed to provide investors with cost-effective exposure to crude oil as measured by the S&P GSCI™ Crude Oil Total Return Index (the “Index”).

NOTE DETAILS

Ticker OIL Intraday indicative value ticker OIL.IV Bloomberg index ticker GSCLTR CUSIP 06738C786 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 08/15/06 Maturity date 08/14/36 Index S&P GSCI™ Crude Oil Total Return Index

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

CUMULATIVE INDEX RETURNS VS. S&P 500 INDEX

1600% 1400% 1200% 1000% 800% 600% 400% 200% 0%

-200%

1992 1994 1996 1998 2000 2002 2004 2006 2008

S&P GSCI™ Crude Oil Total Return Index S&P 500 Index

Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

S&P GSCI™ Crude Oil Total Return Index 1.00 S&P GSCI™ Total Return Index 0.94 Dow Jones-AIG Commodity Index Total ReturnSM 0.70 S&P 500 Index -0.03 Lehman Brothers U.S. Aggregate Index -0.03 MSCI EAFE Index 0.23 Dow Jones U.S. Oil & Gas Index 0.58 S&P North American Natural Resources Sector Index™ 0.61 S&P Global Energy Sector Index 0.61

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® S&P GSCI™ Crude Oil Total Return Index ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® S&P GSCI™ Crude Oil Total Return Index ETN

The S&P GSCI™ Crude Oil Index is a subindex of the S&P GSCI™ Index and reflects the excess returns that are potentially available through an unleveraged investment in the contracts comprising the relevant components of the Index (which currently includes only the WTI crude oil futures contract traded on the New York Mercantile Exchange) plus the Treasury bill rate of interest that could be earned on funds committed to the trading of the underlying contracts. The 2008 reference price dollar weighting of the WTI crude oil contract in the S&P GSCI™ Index was 35.32%.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

S&P GSCI™ Crude Oil Total Return Index 29.98 6.08 21.17 29.05 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73 Dow Jones U.S. Oil & Gas Index -13.63 8.51 22.89 21.21 S&P North American Natural Resources Sector Index™ -15.29 7.27 20.82 21.63 S&P Global Energy Sector Index -17.06 5.43 19.87 20.95

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

“Standard & Poor’s®,” “S&P®,” “GSCI®,” “S&P GSCI™,” “S&P GSCI™ Index,” “S&P GSCI™ Total Return Index,” “S&P GSCI™ Crude Oil Total Return Index” and “S&P GSCI™ Commodity Index” are trademarks or service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays Bank PLC in connection with the Securities. The S&P GSCI™ Index, the S&P GSCI™ Total Return Index, the S&P GSCI™ Crude Oil Total Return Index, and S&P GSCI™ Commodity Index are not owned, endorsed, or approved by or associated with Goldman Sachs & Co. or its affiliated companies. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. or any of its affiliates (“Standard & Poor’s”). Standard & Poor’s does not make any representation or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities particularly or the ability of the S&P GSCI™ Index or any of its subindexes to track general commodity market performance.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath Exchange Traded Notes iPath®

iPath® Dow Jones-AIG Platinum Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Platinum Total Return Sub-IndexSM ETN offers investors cost-effective exposure to platinum as measured by the Dow Jones–AIG Platinum Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker PGM Intraday indicative value ticker PGM.IV Bloomberg index ticker DJAIPLTR CUSIP 06739H255 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Platinum Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

20% 10% 0% -10% -20% -30%

-40%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Platinum Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Platinum Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.70 S&P GSCI™ Total Return Index 0.51 S&P 500 Index 0.15 Lehman Brothers U.S. Aggregate Index 0.25 MSCI EAFE Index 0.40

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Platinum Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

‘iPath® Dow Jones-AIG Platinum Total Return Sub-IndexSM ETN

The Dow Jones–AIG Platinum Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Platinum Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of platinum, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Platinum Total Return Sub-IndexSM -29.20 2.98 9.73 25.58 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03—09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath Exchange Traded Notes

iPath® Dow Jones-AIG Sugar Total Return Sub-IndexSM ETN

iPath Exchange Traded Notes (ETNs) are senior, unsubordinated, unsecured debt securities issued by Barclays Bank PLC delivering exposure to the returns of a market or strategy with the trading flexibility of an equity. The iPath® Dow Jones–AIG Sugar Total Return Sub-IndexSM ETN offers investors cost-effective exposure to sugar as measured by the Dow Jones–AIG Sugar Total Return Sub-IndexSM (the “Index”). Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity date or at early redemption1, based on the performance of the Index, less investor fees.

NOTE DETAILS

Ticker SGG Intraday indicative value ticker SGG.IV Bloomberg index ticker DJAISBTR CUSIP 06739H214 Primary exchange NYSE Arca Yearly fee 0.75%* Inception date 06/24/08 Maturity date 06/24/38 Index Dow Jones-AIG Sugar Total Return Sub-IndexSM

* The investor fee is equal to the Yearly Fee times the principal amount of your securities times the index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will increase by an amount equal to the Yearly Fee times the principal amount of your securities times the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by 365. The index factor on any given day will be equal to the closing value of the index on that day divided by the initial index level. The initial index level is the closing value of the index on the inception date of the securities.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating

AA-

Moody’s rating

Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath

ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered,

suspended or withdrawn entirely by the applicable rating agency. Any such lowering,

suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

MONTHLY INDEX RETURNS VS. S&P 500® INDEX

25%

0%

-25%

1992 1994 1996 1998 2000 2002 2004 2006 2008

Dow Jones-AIG Sugar Total Return Sub-Index SM S&P 500 Index Sources: Bloomberg, Dow Jones, AIG-FP, S &P as of 09/30/08.

INDEX CORRELATIONS

Dow Jones-AIG Sugar Total Return Sub-IndexSM 1.00 Dow Jones-AIG Commodity Index Total ReturnSM 0.33 S&P GSCI™ Total Return Index 0.27 S&P 500 Index -0.24 Lehman Brothers U.S. Aggregate Index -0.03 MSCI EAFE Index -0.03

Sources: S&P, Dow Jones and AIG Financial Products Corp., Lehman Brothers, MSCI Inc., Bloomberg, BGI (09/03—09/08), based on monthly returns.

¹ Investors may redeem at least 50,000 units of the iPath® Dow Jones-AIG Sugar Total Return Sub-IndexSM ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus. iPath®

iPath® Dow Jones-AIG Sugar Total Return Sub-IndexSM ETN

The Dow Jones–AIG Sugar Total Return Sub-IndexSM is a sub-index of the Dow Jones–AIG Commodity Index Total ReturnSM and is intended to reflect the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index as well as the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Dow Jones–AIG Sugar Total Return Sub-IndexSM is a single-commodity sub-index currently consisting of one futures contract on the commodity of sugar, which is included in the Dow Jones–AIG Commodity Index Total ReturnSM.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 9/30/08) 1-YEAR RETURN % 3-YEAR RETURN % 5-YEAR RETURN % STANDARD DEVIATION ANNUALIZED ANNUALIZED % ANNUALIZED*

Dow Jones-AIG Sugar Total Return Sub-IndexSM -0.46 -6.69 0.13 29.49 Dow Jones-AIG Commodity Index Total ReturnSM -3.66 1.90 10.15 17.13 S&P GSCI™ Total Return Index 12.72 0.29 13.27 22.94 S&P 500 Index -21.98 0.22 5.17 10.35 Lehman Brothers U.S. Aggregate Index 3.65 4.15 3.78 3.09 MSCI EAFE Index -30.50 1.12 9.69 13.73

* Based on monthly returns for 09/03 - 09/08. Sources: S&P, Dow Jones, AIG-FP, Lehman Brothers, MSCI Inc., Bloomberg, BGI.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions.

BGINA and its affiliates, and BCI and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.

The index components for iPath ETNs linked to commodities indexes are concentrated in the commodities sector. The market value of the Securities may be influenced by many unpredictable factors, including, where applicable, highly volatile commodities prices, changes in supply and demand relationships; weather; agriculture; trade; pestilence; changes in interest rates; and monetary and other governmental policies, action and inaction. Index components that track the performance of a single commodity, or index components concentrated in a single sector, are speculative and may typically exhibit higher volatility. The current or “spot” prices of the underlying physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. These factors may affect the value of the index and the value of your Securities in varying ways.

In addition to factors affecting commodities generally, index components composed of futures contracts on industrial metals or energy-related commodities may be subject to additional factors specific to industrial metals or energy-related commodities that might cause price volatility. These may include changes in the level of industrial or commercial activity using industrial metals or with high levels of energy demand; the availability and price of substitutes such as man-made or synthetic substitutes or alternative sources of energy; disruptions in the supply chain; adjustments to inventory; variations in production costs; costs associated with regulatory compliance, including environmental regulations; and changes in industrial, government and consumer demand, both in individual consuming nations and internationally. Index components composed of futures contracts on agricultural products may be subject to additional factors specific to agricultural products that might cause price volatility. These may include weather conditions, including floods, drought and freezing conditions; pestilence; changes in government policies; planting decisions; and changes in demand for agricultural products, both with end users and as inputs into various industries. Index components composed of futures contracts on precious metals may be subject to additional factors specific to precious metals that might cause price volatility. These may include disruptions in the supply chain, variations in production costs, costs associated with regulatory compliance, including environmental regulations, changes in industrial, government and consumer demand, and in the case of gold and silver, precious metal leasing rates, currency exchange rates, the level of economic growth and inflation and the degree to which consumers, governments, corporate and financial institutions hold physical gold or silver as a safe haven asset (hoarding) which may be caused by a banking crisis/recovery, a rapid change in the value of other assets (both financial and physical) or changes in the level of geopolitical tension.

“Dow Jones®”, “AIG®”, “Dow Jones–AIG Commodity IndexSM”, “DJ-AIGCISM”, “Dow Jones–AIG Commodity Index Total ReturnSM”, “Dow Jones–AIG Agriculture Total Return Sub-IndexSM”, “Dow Jones–AIG Aluminum Total Return Sub-IndexSM”, “Dow Jones–AIG Cocoa Total Return Sub-IndexSM”, “Dow Jones–AIG Coffee Total Return Sub-IndexSM”, “Dow Jones–AIG Copper Total Return Sub-IndexSM”, “Dow Jones–AIG Cotton Total Return Sub-IndexSM”, “Dow Jones–AIG Energy Total Return Sub-IndexSM”, “Dow Jones–AIG Grains Total Return Sub-IndexSM”, “Dow Jones–AIG Industrial Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Lead Total Return Sub-IndexSM”, “Dow Jones–AIG Livestock Total Return Sub-IndexSM”, “Dow Jones–AIG Natural Gas Total Return Sub-IndexSM”, “Dow Jones–AIG Nickel Total Return Sub-IndexSM”, “Dow Jones–AIG Platinum Total Return Sub-IndexSM”, “Dow Jones–AIG Precious Metals Total Return Sub-IndexSM”, “Dow Jones–AIG Softs Total Return Sub-IndexSM”, “Dow Jones–AIG Sugar Total Return Sub-IndexSM”, and “Dow Jones–AIG Tin Total Return Sub-IndexSM” are registered trademarks or servicemarks of Dow Jones & Company, Inc. (“Dow Jones”), and American International Group, Inc. (“AIG”), as the case may be, and have been licensed for use for certain purposes by Barclays Bank PLC for the Securities. The Securities based on the Dow Jones–AIG Commodity Index Total ReturnSM are not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (“AIG-FP”), AIG, or any of their respective subsidiaries or affiliates and none of Dow Jones, AIG-FP, AIG, or any of their respective subsidiaries or affiliates makes any representation regarding the advisability of investing in such Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath®

iPath Exchange Traded Notes

iPath® S&P 500 VIX Short-Term Futures™ ETN

iPath Exchange Traded Notes (ETNs) are unsecured debt securities issued by Barclays Bank PLC that are linked to the total return of a market index. Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or early redemption¹, based on the performance of the index less investor fees. The iPath® S&P 500 VIX Short-Term Futures™ ETN is designed to provide investors with cost effective exposure to the S&P 500 VIX Short-Term Futures™ Index TR.

NOTE DETAILS

Ticker VXX Intraday indicative value ticker VXX.IV Bloomberg index ticker SPVXSTR CUSIP 06740C527 Primary exchange NYSE Arca Yearly fee 0.89%* Inception date 01/29/09 Maturity date 01/30/19 Index S&P 500 VIX Short-Term Futures™ Index TR

* The investor fee is the Yearly Fee times the applicable closing indicative value times the applicable daily index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to the Yearly Fee times the closing indicative value on the immediately preceding calendar day times the daily index factor on that day (or, if such day is not an index business day, one) divided by 365.

INDEX CORRELATIONS

S&P 500 Index -0.86

CBOE Volatility Index 0.71 S&P 500 VIX Short-Term Futures™ Index TR 1.00

S&P 500 VIX Mid-Term Futures™ Index TR 0.90

Source: S&P, Bloomberg, BGI (12/05-12/08), based on monthly returns.

INDEX CONTRACT HOLDINGS

CBOE VIX Future JAN 09 CBOE VIX Future FEB 09

Source: S&P as of 12/31/08. The S&P 500 VIX Short-Term Futures™ Index TR measures the return from a daily rolling long position in the first and second month VIX futures contracts and targets a constant maturity of one month. For current weightings, please go to www.iPathETN.com.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

¹ Investors may redeem at least 25,000 units of the iPath® S&P 500 VIX Short-Term Futures™ ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® S&P 500 VIX Short-Term Futures™ ETN

The S&P 500 VIX Short-Term Futures™ Index TR is designed to provide access to equity market volatility through CBOE Volatility Index® (the “VIX Index”) futures. Specifically, the S&P 500 VIX Short-Term Futures™ Index TR offers exposure to a daily rolling long position in the first and second month VIX futures contracts and reflects the implied volatility of the S&P 500® Index at various points along the volatility forward curve. The index futures roll continuously throughout each month from the first month VIX futures contract into the second month VIX futures contract.

A direct investment in VIX (commonly referred to as spot VIX) is not possible. The S&P 500 VIX Short-Term Futures Index™ TR holds VIX futures contracts, which could involve roll costs and exhibit different risk and return characteristics. Investments offering volatility exposure can have various uses within a portfolio including hedging, directional, or arbitrage strategies and are typically short or medium-term in nature.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 12/31/08) 1-MONTH RETURN % 6-MONTH RETURN % 3-YEAR RETURN % STANDARD DEVIATION ANNUALIZED % ANNUALIZED*

S&P 500 Index 1.06 -28.48 -8.36 15.29 CBOE Volatility Index -27.64 67.01 49.09 86.46 S&P 500 VIX Short-Term Futures™ Index TR** -17.56 157.89 16.74 84.15 S&P 500 VIX Mid-Term Futures™ Index TR** -4.04 78.77 32.31 37.48

* Based on monthly returns for 12/05—12/08. Source: S&P, Bloomberg, CBOE, BGI.

** Index returns prior to 1/20/09 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

An investment in iPath ETNs linked to the performance of the S&P 500 VIX Short-Term Futures™ Index TR and the S&P 500 VIX Mid-Term Futures™ Index TR is subject to risks associated with fluctuations, particularly a decline, in the performance of each index. Because the performance of each index is linked to the CBOE Volatility Index (the “VIX Index”), the performance of each index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of each index. Additional factors that may contribute to fluctuations in the level of each index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500™”, “S&P 500 VIX Short-Term Futures™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays. “VIX®” is a registered trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®

iPath Exchange Traded Notes

iPath® S&P 500 VIX Mid-Term Futures™ ETN

iPath Exchange Traded Notes (ETNs) are unsecured debt securities issued by Barclays Bank PLC that are linked to the total return of a market index. Investors can trade on an exchange at market price or receive a cash payment at the scheduled maturity or early redemption¹, based on the performance of the index less investor fees. The iPath® S&P 500 VIX Mid-Term Futures™ ETN is designed to provide investors with cost effective exposure to the S&P 500 VIX Mid-Term Futures™ Index TR.

NOTE DETAILS

Ticker VXX Intraday indicative value ticker VXX.IV Bloomberg index ticker SPVXMTR CUSIP 06740C519 Primary exchange NYSE Arca Yearly fee 0.89%* Inception date 01/29/09 Maturity date 01/30/19 Index S&P 500 VIX Mid-Term Futures™ Index TR

* The investor fee is the Yearly Fee times the applicable closing indicative value times the applicable daily index factor, calculated on a daily basis in the following manner: The investor fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to the Yearly Fee times the closing indicative value on the immediately preceding calendar day times the daily index factor on that day (or, if such day is not an index business day, one) divided by 365.

INDEX CORRELATIONS

S&P 500 Index -0.79

CBOE Volatility Index 0.65 S&P 500 VIX Short-Term Futures™ Index TR 0.90

S&P 500 VIX Mid-Term Futures™ Index TR 1.00

Source: S&P, Bloomberg, BGI (12/05-12/08), based on monthly returns.

INDEX CONTRACT HOLDINGS

CBOE VIX Future APR 09 CBOE VIX Future MAY 09 CBOE VIX Future JUN 09

CBOE VIX Future JUL 09

Source: S&P as of 12/31/08. The S&P 500 VIX Mid-Term Futures™ Index TR measures the return from a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts and targets a constant maturity of five months. For current weightings, please go to www.iPathETN.com.

ISSUER DETAILS

Barclays Bank PLC long-term, unsecured obligations*

S&P rating AA-Moody’s rating Aa3

The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. The iPath ETNs rely on the rating of their issuer, Barclays Bank PLC.

* We have not obtained a rating from any rating organization with respect to the iPath ETNs. A security rating is not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating. A security rating is subject to revision or withdrawal at any time by the assigning rating organization, and there is no assurance that any security rating will remain in effect for any given period of time or that it will not be lowered, suspended or withdrawn entirely by the applicable rating agency. Any such lowering, suspension or withdrawal of any rating may have an adverse effect on the market price or marketability of the iPath ETNs.

¹ Investors may redeem at least 25,000 units of the iPath® S&P 500 VIX Mid-Term Futures™ ETN on a daily basis directly to the issuer, Barclays Bank PLC, subject to the procedures described in the relevant prospectus.

iPath® S&P 500 VIX Mid-Term Futures™ ETN

The S&P 500 VIX Mid-Term Futures™ Index TR is designed to provide access to equity market volatility through CBOE Volatility Index® (the “VIX Index”) futures. Specifically, the S&P 500 VIX Mid-Term Futures™ Index TR offers exposure to a daily rolling long position in the fourth, fifth, sixth and seventh month VIX futures contracts and reflects the implied volatility of the S&P 500® Index at various points along the volatility forward curve. The Index futures roll continuously throughout each month from the fourth month VIX futures contract into the seventh month VIX futures contract.

A direct investment in VIX (commonly referred to as spot VIX) is not possible. The S&P 500 VIX Mid-Term Futures™ Index TR holds VIX futures contracts, which could involve roll costs and exhibit different risk and return characteristics. Investments offering volatility exposure can have various uses within a portfolio including hedging, directional, or arbitrage strategies and are typically short or medium-term in nature.

INDEX TOTAL RETURNS & STANDARD DEVIATION

(as of 12/31/08) 1-MONTH RETURN % 6-MONTH RETURN % 3-YEAR RETURN % STANDARD DEVIATION ANNUALIZED % ANNUALIZED*

S&P 500 Index 1.06 -28.48 -8.36 15.29 CBOE Volatility Index -27.64 67.01 49.09 86.46 S&P 500 VIX Short-Term Futures™ Index TR** -17.56 157.89 16.74 84.15 S&P 500 VIX Mid-Term Futures™ Index TR** -4.04 78.77 32.31 37.48

* Based on monthly returns for 12/05 - 12/08. Source: S&P, Bloomberg, CBOE, BGI.

** Index returns prior to 1/20/09 are hypothetical and are an illustration of how the index would have performed based on current methodology. This data does not reflect actual performance of the index.

Index returns are for illustrative purposes only and do not represent actual iPath ETN performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results. For current Index and iPath ETN performance, go to www.iPathETN.com.

An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN .com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-76-iPATH, or you may request a copy from any other dealer participating in the offering.

Barclays Global Investors Fund Distribution Company, an affiliate of Barclays Global Investors, N.A. (“BGINA”), assists in the promotion of the Securities. Barclays Global Investors, N.A. and Barclays Capital Inc. (“BCI”) are affiliates of Barclays Bank PLC.

iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to direct investment in index or index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the value of the relevant index has increased. An investment in iPath ETNs may not be suitable for all investors.

The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses.

An investment in iPath ETNs linked to the performance of the S&P 500 VIX Short-Term Futures™ Index TR and the S&P 500 VIX Mid-Term Futures™ Index TR is subject to risks associated with fluctuations, particularly a decline, in the performance of each index. Because the performance of each index is linked to the CBOE Volatility Index (the “VIX Index”), the performance of each index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of each index. Additional factors that may contribute to fluctuations in the level of each index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500™”, “S&P 500 VIX Short-Term Futures™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by Barclays. “VIX®” is a registered trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by Standard & Poor’s or CBOE and Standard & Poor’s and CBOE make no representation regarding the advisability of investing in the Securities.

©2009 BGINA. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. iP-0075-0209

Not FDIC Insured • No Bank Guarantee • May Lose Value

BARCLAYS FIND YOUR iPATH 1-877-76-iPATH www.iPathETN.com iPath®